UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 23, 2018

Zafgen, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-36510	20-3857670
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

175 Portland Street, 4th Floor Boston, Massachusetts		02114
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (617) 622-4003

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On June 23, 2018, Zafgen, Inc. (the “Company”) issued a press release announcing new data from its ongoing Phase 2 Proof-of-Concept Trial of ZGN-1061 for Patients with Difficult-to-Control Type 2 Diabetes. A copy of the press release is being furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

In addition, on Monday June 25, 2018, the Company will host an investor conference call to discuss ZGN-1061 Phase 2 data results and clinical development plans as well as two nonclinical studies for ZGN-1061, which will be presented as late-breaker abstracts at the American Diabetes Association 78th Scientific Sessions in Orlando, Florida. A copy of the press release issued as a reminder for the call is being furnished as Exhibit 99.2 to this Report on Form 8-K and is incorporated by reference herein.

The information in this Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release issued by Zafgen, Inc. on June 23, 2018, furnished herewith.

99.2	Press release issued by Zafgen, Inc. on June 25, 2018, furnished herewith.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Zafgen, Inc. on June 23, 2018, furnished herewith.

99.2	Press release issued by Zafgen, Inc. on June 25, 2018, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2018	ZAFGEN, INC.

	By:	/s/ Jeffrey Hatfield
Jeffrey Hatfield
Chief Executive Officer